UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 2, 2006
                                                 -------------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-13988                 36-3150143
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(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation            File Number)          Identification No.)


   ONE TOWER LANE, OAKBROOK TERRACE, IL                    60181
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (630)571-7700
                                                    ----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Total number of pages: 6

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 8.01 - Other Events                                                   3

Signatures                                                                 3

Exhibit Index                                                              4

Item 8.01- Other Events
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On November 2, 2006, DeVry Inc. issued a press release announcing a change in the Ross University new student enrollments from those previously reported with the Company's fiscal 2007 first quarter operating results in a press release dated October 24, 2006. The full text of the November 2, 2006 press release is included in Exhibit 99.1 in this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           DEVRY INC.
                                                        ----------------
                                                          (REGISTRANT)



Date: November 2, 2006                                  /s/ Ronald L. Taylor
                                                        ------------------------
                                                        Ronald L. Taylor
                                                        Chief Executive Officer




Date: November 2, 2006                                  /s/ Richard M. Gunst
                                                        ------------------------
                                                        Richard M. Gunst
                                                        Senior Vice President,
                                                        Chief Financial Officer
                                                        And Treasurer

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                          Description                        Numbered Page
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99.1     Press release announcing a change in the Ross University
         new student enrollments from those previously reported
         with the Company's fiscal 2007 first quarter operating
         results in a press release dated October 24, 2006.            5-6